MASSMUTUAL SELECT FUNDS
MassMutual Select Small Company Value Fund
(the “Fund”)
Supplement dated June 24, 2019 to the
Summary Prospectus dated February 1, 2019
This supplement provides new and additional information beyond that contained in the Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Summary Prospectus, and any previous supplements.
On June 20, 2019, the following changes became effective for the MassMutual Select Small Company Value Fund:
AllianceBernstein L.P. (“AllianceBernstein”) and American Century Investment Management, Inc. (“American Century”) replaced Federated Clover Investment Advisors (“Federated Clover”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Invesco Advisers, Inc. (“Invesco”) as subadvisers of the MassMutual Select Small Company Value Fund. Therefore, all references to Federated Clover, T. Rowe Price, and Invesco as subadvisers of the Fund are hereby deleted.
The following information replaces similar information for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance:
The Fund invests primarily in equity securities that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of December 31, 2018, between $8 million and $6.25 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 20% of its total assets in foreign securities. The Fund may invest in real estate investment trusts (“REITs”) and exchange-traded funds. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund is managed by two subadvisers, AllianceBernstein L.P. (“AllianceBernstein”) and American Century Investment Management, Inc. (“American Century”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Each subadviser employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund.
AllianceBernstein seeks to invest primarily in a diversified portfolio of equity securities of small-sized companies that it determines, using its own fundamental value approach, to be undervalued. Using fundamental and quantitative research, AllianceBernstein seeks to identify companies whose ability to grow earnings over the long term does not appear to be reflected in their current market price. AllianceBernstein looks for companies with attractive valuation (e.g., low price to cash flow ratios) and compelling quality factors (e.g., return on equity), then ranks those stocks by their expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the Fund. Typically, AllianceBernstein’s fundamental research analysts focus on the most attractive 40% of the companies in the small-capitalization universe as defined above. AllianceBernstein generally sells a security when it no longer meets appropriate valuation criteria, although sales may be delayed when return trends are favorable. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause AllianceBernstein to dispose of the security.
In selecting investments for the Fund, American Century seeks to identify stocks of companies that it believes are undervalued at the time of purchase. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the stock’s price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be accurately reflected in the companies’ stock prices or may be outside the companies’ historical ranges. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. American Century may sell a stock from the Fund if, for example, in its judgment, a stock no longer meets its valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified, or specific events alter a stock’s prospects.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
The paragraph labeled “Derivatives Risk,” for the Fund found under the heading Principal Risks in the section titled Investments, Risks, and Performance is hereby deleted in full.
The following information supplements the information for the Fund found under the heading Principal Risks in the section titled Investments, Risks, and Performance:
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
The following information replaces the information for the Fund found under the headings Subadvisers and Portfolio Managers in the section titled Management:
Subadvisers: AllianceBernstein, L.P. (“AllianceBernstein”)
American Century Investment Management, Inc. (“American Century”)
Portfolio Managers:
James MacGregor, CFA is Chief Investment Officer for U.S. Small and Mid Cap Value Equities and a Portfolio Manager at AllianceBernstein. He has managed the Fund since June 2019.
Shri Singhvi is the Director of Research of Small and Mid Cap Value Equities and a Portfolio Manager at AllianceBernstein. He has managed the Fund since June 2019.
Jeff John, CFA is a Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since June 2019.
Miles Lewis, CFA is a Vice President and Portfolio Manager at American Century. He has managed the Fund since June 2019.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SCV-19-01

MASSMUTUAL SELECT FUNDS
MassMutual Select Small Company Value Fund
(the “Fund”)
Supplement dated June 24, 2019 to the
Prospectus dated February 1, 2019
This supplement provides new and additional information beyond that contained in the Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus, and any previous supplements.
On June 20, 2019, the following changes became effective for the MassMutual Select Small Company Value Fund:
AllianceBernstein L.P. (“AllianceBernstein”) and American Century Investment Management, Inc. (“American Century”) replaced Federated Clover Investment Advisors (“Federated Clover”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Invesco Advisers, Inc. (“Invesco”) as subadvisers of the MassMutual Select Small Company Value Fund. Therefore, all references to Federated Clover, T. Rowe Price, and Invesco as subadvisers of the Fund are hereby deleted.
The following information replaces similar information for the Fund found beginning on page 70 under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance:
The Fund invests primarily in equity securities that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of December 31, 2018, between $8 million and $6.25 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 20% of its total assets in foreign securities. The Fund may invest in real estate investment trusts (“REITs”) and exchange-traded funds. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund is managed by two subadvisers, AllianceBernstein L.P. (“AllianceBernstein”) and American Century Investment Management, Inc. (“American Century”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Each subadviser employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund.
AllianceBernstein seeks to invest primarily in a diversified portfolio of equity securities of small-sized companies that it determines, using its own fundamental value approach, to be undervalued. Using fundamental and quantitative research, AllianceBernstein seeks to identify companies whose ability to grow earnings over the long term does not appear to be reflected in their current market price. AllianceBernstein looks for companies with attractive valuation (e.g., low price to cash flow ratios) and compelling quality factors (e.g., return on equity), then ranks those stocks by their expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the Fund. Typically, AllianceBernstein’s fundamental research analysts focus on the most attractive 40% of the companies in the small-capitalization universe as defined above. AllianceBernstein generally sells a security when it no longer meets appropriate valuation criteria, although sales may be delayed when return trends are favorable. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause AllianceBernstein to dispose of the security.
In selecting investments for the Fund, American Century seeks to identify stocks of companies that it believes are undervalued at the time of purchase. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the stock’s price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be accurately reflected in the companies’ stock prices or may be outside the companies’ historical ranges. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. American Century may sell a stock from the Fund if, for example, in its judgment, a stock no longer meets its valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified, or specific events alter a stock’s prospects.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
The paragraph labeled “Derivatives Risk,” for the Fund beginning on page 71 under the heading Principal Risks in the section titled Investments, Risks, and Performance is hereby deleted in full.
The following information supplements the information for the Fund beginning on page 71 under the heading Principal Risks in the section titled Investments, Risks, and Performance:
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
The following information replaces the information for the Fund found on page 74 under the headings Subadvisers and Portfolio Managers in the section titled Management:
Subadvisers: AllianceBernstein, L.P. (“AllianceBernstein”)
American Century Investment Management, Inc. (“American Century”)
Portfolio Managers:
James MacGregor, CFA is Chief Investment Officer for U.S. Small and Mid Cap Value Equities and a Portfolio Manager at AllianceBernstein. He has managed the Fund since June 2019.
Shri Singhvi is the Director of Research of Small and Mid Cap Value Equities and a Portfolio Manager at AllianceBernstein. He has managed the Fund since June 2019.
Jeff John, CFA is a Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since June 2019.
Miles Lewis, CFA is a Vice President and Portfolio Manager at American Century. He has managed the Fund since June 2019.
The following information supplements similar information beginning on page 129 under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
AllianceBernstein L.P (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, manages a portion of the portfolio of the Small Company Value Fund. AllianceBernstein is a Delaware limited partnership, the majority limited partnership interests in which are held, directly and indirectly, by AXA Equitable Holdings, Inc. (“EQH”), a publicly traded company. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. As of May 31, 2019, AllianceBernstein managed approximately $568 billion in assets.
AllianceBernstein replaced Federated Clover Investment Advisors (“Federated Clover”), Invesco, and T. Rowe Price as a co-subadviser of the Small Company Value Fund on June 20, 2019.

James MacGregor, CFA
is a portfolio manager of a portion of the Small Company Value Fund. Mr. MacGregor became Chief Investment Officer for U.S. Small and Mid Cap Value Equities in 2009. From 2004 to 2009 he was the Director of Research for U.S. Small and Mid Cap Value Equities. Previously, he was a Senior Research Analyst covering the banking, energy, industrial commodity, transportation, and aerospace & defense industries for U.S. Small and Mid Cap Value Equities. Prior to joining AllianceBernstein in 1998, he was a sell-side research analyst at Morgan Stanley and Co., where he covered U.S. Packaging and Canadian Paper stocks.
Shri Singhvi
is a portfolio manager of a portion of the Small Company Value Fund. Prior to joining the portfolio management team in July 2014, Mr. Singhvi was a senior research analyst of Small and Mid Cap Value Equities, responsible for covering financial and technology companies. Prior to joining AllianceBernstein in 2008, Mr. Singhvi was an engagement manager for McKinsey & Company, where he consulted on strategy for technology, media, and telecom companies and investment due diligence for hedge funds and private equity clients.
The following information replaces similar information found on page 130 under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111, manages the investments of the Mid-Cap Value Fund and a portion of the portfolio the Small Company Value Fund. American Century is a privately held subsidiary of American Century Companies, Inc. As of May 31, 2019, American Century had approximately $161.8 billion in total assets under management.
American Century replaced Federated Clover, Invesco, and T. Rowe Price as a co-subadviser of the Small Company Value Fund on June 20, 2019.
The following information supplements the information for American Century found on page 130 under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Jeff John, CFA
is a portfolio manager of a portion of the Small Company Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the portfolio. Mr. John is a Vice President and Senior Portfolio Manager for American Century. He joined American Century in 2008 and became a portfolio manager in 2012.
Miles Lewis, CFA
is a portfolio manager of a portion of the Small Company Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the portfolio. Mr. Lewis is a Vice President and Portfolio Manager for American Century. Mr. Lewis joined American Century in 2010 and became a portfolio manager in 2014.
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B3001M-19-07

MASSMUTUAL SELECT FUNDS
MassMutual Select Small Company Value Fund
(the “Fund”)
Supplement dated June 24, 2019 to the
Statement of Additional Information dated February 1, 2019
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
On June 20, 2019, the following changes became effective for the MassMutual Select Small Company Value Fund:
AllianceBernstein L.P. (“AllianceBernstein”) and American Century Investment Management, Inc. (“American Century”) replaced Federated Clover Investment Advisors (“Federated Clover”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Invesco Advisers, Inc. (“Invesco”) as subadvisers of the MassMutual Select Small Company Value Fund. Therefore, all references to Federated Clover, T. Rowe Price, and Invesco as subadvisers of the Fund are hereby deleted.
The following information replaces similar information found on pages B-3 to B-4 in the second paragraph of the section titled General Information:
The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is MML Investment Advisers, LLC (“MML Advisers”). The subadviser for the Total Return Bond Fund is Metropolitan West Asset Management, LLC (“MetWest”), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017. The subadvisers for the Strategic Bond Fund are Western Asset Management Company (“Western Asset”), located at 385 E. Colorado Boulevard, Pasadena, California 91101, and Western Asset Management Company Limited (“Western Asset Limited”), located at 10 Exchange Square, Primrose Street, London EC 2A2EN, United Kingdom. The subadviser for the MM Select BlackRock Global Allocation Fund is BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Square, Princeton, New Jersey 08540. The subadvisers for the Diversified Value Fund are Brandywine Global Investment Management, LLC (“Brandywine Global”), located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, and T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202. The subadvisers for the Fundamental Value Fund are Boston Partners Global Investors, Inc. (“Boston Partners”), located at 909 Third Avenue, 32nd Floor, New York, NY 10022, and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. The subadviser for the S&P 500 Index Fund is Northern Trust Investments, Inc. (“NTI”), located at 50 South LaSalle Street, Chicago, Illinois 60603. The subadvisers for the Equity Opportunities Fund are T. Rowe Price and Wellington Management. The subadviser for the Fundamental Growth Fund is Wellington Management. The subadvisers for the Blue Chip Growth Fund are T. Rowe Price and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) located at One Financial Center, Boston, Massachusetts 02111. The subadvisers for the Growth Opportunities Fund are Sands Capital Management, LLC (“Sands Capital”), located at 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209, and Jackson Square Partners, LLC (“Jackson Square”), located at 101 California Street, Suite 3750, San Francisco, CA 94111. The subadviser for the Mid-Cap Value Fund is American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111. The subadvisers for the Small Cap Value Equity Fund are Wellington Management and Barrow Hanley. The subadvisers for the Small Company Value Fund are AllianceBernstein L.P (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, and American Century. The subadviser for the S&P Mid Cap Index Fund is NTI. The subadviser for the Russell 2000 Small Cap Index Fund is NTI. The subadvisers for the Mid Cap Growth Fund are T. Rowe Price and Frontier Capital Management Company, LLC (“Frontier”), located at 99 Summer Street, Boston, Massachusetts 02110. The subadvisers for the

Small Cap Growth Equity Fund are Wellington Management and Invesco. The subadviser for the MSCI EAFE International Index Fund is NTI. The subadvisers for the Overseas Fund are Massachusetts Financial Services Company (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199, and Harris Associates L.P. (“Harris”), located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606. The subadviser for the MM Select T. Rowe Price International Equity Fund is T. Rowe Price.
      The following information replaces similar information found on page B-52 in the first paragraph of the section titled Management of the Trust:
The Trust has a Board comprised of eight Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MML Advisers and AllianceBernstein, American Century, Barrow Hanley, BlackRock, Boston Partners, Brandywine Global, Frontier, Harris, Invesco, Jackson Square, Loomis Sayles, MetWest, MFS, NTI, Sands Capital, T. Rowe Price, Wellington Management, Western Asset, and Western Asset Limited may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations, and other principal business affiliations during the past five years.
      The following information supplements similar information found beginning on page B-96 under the heading formerly titled Unaffiliated Subadvisers, now titled Subadvisers, in the section titled Investment Advisory and Other Service Agreements:
AllianceBernstein
AllianceBernstein serves as subadviser for a portion of the Small Company Value Fund. AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies, and high-net-worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Through its subsidiary, Sanford C. Bernstein & Co., LLC, AllianceBernstein provides in-depth research, portfolio strategy, and trade execution to the institutional investment community. AllianceBernstein also provides subadvisory services for the MML Small/Mid Cap Value Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
      The following information replaces similar information found beginning on page B-96 under the heading formerly titled Unaffiliated Subadvisers, now titled Subadvisers, in the section titled Investment Advisory and Other Service Agreements:
American Century
American Century serves as subadviser for the Mid-Cap Value Fund and a portion of the Small Company Value Fund. American Century is wholly-owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is a part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments, and prevention of disease. American Century also provides subadvisory services for the MML Mid Cap Value Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.

      The following information replaces the first sentence of the paragraph found on page B-109 in the section titled Codes of Ethics:
The Trust, MML Advisers, the Distributor, AllianceBernstein, American Century, Barrow Hanley, BlackRock, Boston Partners, Brandywine Global, Frontier, Harris, Invesco, Jackson Square, Loomis Sayles, MFS, MetWest, NTI, Sands Capital, T. Rowe Price, T. Rowe Price International Ltd, Wellington Management, Western Asset, and Western Asset Limited have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.
      The following information supplements the information beginning on page B-292 in the section titled Appendix C—Additional Portfolio Manager Information:
AllianceBernstein L.P.
The portfolio managers of the Small Company Value Fund are James MacGregor and Shri Singhvi
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
James MacGregor
Registered investment companies**	27	$6,980 million	5	$391 million
Other pooled investment vehicles	35	$719 million	0	$0
Other accounts	55	$2,609 million	0	$0
Shri Singhvi
Registered investment companies**	27	$6,980 million	0	$0
Other pooled investment vehicles	35	$719 million	0	$0
Other accounts	50	$2,218 million	0	$0
*
The information provided is as of March 31, 2019.

**
Does not include the Small Company Value Fund.

Ownership of Securities:
      As of March 31, 2019, the portfolio manager did not own any shares of the Small Company Value Fund.
Conflicts of Interest:
As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 60 day holding period for securities purchased by employees to discourage short-term trading.
Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.
Allocating Investment Opportunities
AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.
Compensation:
The discussion below describes the portfolio managers’ compensation as of March 31, 2019.
AllianceBernstein’s compensation program for portfolio managers, analysts and traders is designed to be competitive and effective to attract and retain the highest caliber employees. We incorporate multiple sources of industry benchmarking data to ensure that our compensation is highly competitive and fully reflects the contributions of our investment professionals. Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients can receive a portion of their awards in deferred cash.
Compensation for Portfolio Managers:   Total compensation for portfolio managers is determined by quantitative and qualitative factors. Quantitative factors are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success. The quantitative component includes measures of absolute and relative investment performance, and is weighted more heavily. Relative returns are determined based on the strategy’s primary benchmark and versus peers over one-, three- and five-year periods — with more weight given to longer time periods. Peer groups are chosen by our Product Management team in coordination with investment CIOs to identify products most similar to our investment style and most relevant within the asset class. The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen. Other factors can play a part in determining portfolio managers’ compensation, including complexity of investment strategies managed, volume of assets managed and experience.
      The following information supplements the information for American Century found on page B-292 in the section titled Appendix C—Additional Portfolio Manager Information:
The portfolio managers of the Small Company Value Fund are Jeff John and Miles Lewis.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jeff John
Registered investment companies**	2	$1.415 billion	0	$0
Other pooled investment vehicles	1	$89.1 billion	0	$0
Other accounts	6	$337.8 million	0	$0

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Miles Lewis
Registered investment companies**	2	$1.415 billion	0	$0
Other pooled investment vehicles	1	$89.1 million	0	$0
Other accounts	6	$337.8 million	0	$0
*
The information provided is as of May 31, 2019.

**
Does not include Small Company Value.

Ownership of Securities:
As of May 31, 2019, the portfolio managers did not own any shares of Small Company Value.
      The following information replaces the information for American Century found on pages B-292 – B-293 under the heading Conflicts of Interest in the section titled Appendix C—Additional Portfolio Manager Information:
Conflicts of Interest:
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, and multi-asset strategies. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century maintains an ethical wall around each of its equity investment disciplines (global growth equity, global value equity, and disciplined equity), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.
Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.
      The following information replaces the information for American Century found on pages B-293 – B-294 under the heading Compensation in the section titled Appendix C—Additional Portfolio Manager Information:
Compensation:
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of May 31, 2019, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is mutual fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-,three- and five-year pre-tax performance relative to various benchmarks (the Russell 2000® Value Index is used for purposes of the Small Company Value Fund) and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). Performance of the Small Company Value Fund is not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of all American Century products managed according to a particular investment style, such as global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The composite for certain portfolio managers may include multiple disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios. The American Century ETFs arc not included in a product group composite.
Portfolio managers’ bonuses may also be tied to management of ETFs, profitability, or individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3001M-19-05